UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2015

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 500, Fort Worth, Texas 76102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 390-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 4, 2015, D.R. Horton, Inc. (the “Company”) and the Guarantors (as defined below) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as representative of the several underwriters named therein, with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Company of $500 million aggregate principal amount of its 4.000% Senior Notes due 2020 (the “Notes”).

The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3, File No. 333-184065 (the “Registration Statement”) of the Company and certain direct and indirect wholly-owned subsidiaries of the Company listed as co-registrants thereto (the “Guarantors”) and the prospectus supplement dated February 4, 2015 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on February 5, 2015. The Offering is expected to close on February 9, 2015, subject to customary closing conditions. Certain legal opinions relating to the Registration Statement are also filed herewith as Exhibits 5.1 and 5.2.

The Notes will be issued pursuant to an Indenture (the “Base Indenture”) between the Company and American Stock Transfer & Trust Company, as trustee (the “Trustee”), dated as of May 1, 2012, as supplemented by the Eighth Supplemental Indenture with respect to the Notes (the “Eighth Supplemental Indenture”), to be dated as of February 9, 2015, among the Company, the Guarantors and the Trustee. The Notes will each be represented by a global security, which is included as an exhibit to the Eighth Supplemental Indenture. The form of the Eighth Supplemental Indenture and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

The Company intends to use the net proceeds from the Offering for general corporate purposes.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement, dated as of February 4, 2015, among D.R. Horton, Inc., the Guarantors named therein and Citigroup Global Markets Inc. as representative of the underwriters named therein.

4.1	Form of Eighth Supplemental Indenture, to be dated February 9, 2015, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee.

4.2	Form of 4.000% Senior Notes due 2020 (included in Exhibit 4.1).

5.1	Opinion of Thomas B. Montano, Esquire.

5.2	Opinion of Gibson, Dunn & Crutcher LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2015

D.R. Horton, Inc.

By:	/s/ Thomas B. Montano
Thomas B. Montano
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated as of February 4, 2015, among D.R. Horton, Inc., the Guarantors named therein and Citigroup Global Markets as representative of the underwriters named therein.

4.1	Form of Eighth Supplemental Indenture, to be dated February 9, 2015, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee.

4.2	Form of 4.000% Senior Notes due 2020 (included in Exhibit 4.1).

5.1	Opinion of Thomas B. Montano, Esquire.

5.2	Opinion of Gibson, Dunn & Crutcher LLP.